REGISTRATION RIGHTS AGREEMENT


     THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") made this 27th day of December, 1999, by and between SCHICK TECHNOLOGIES, INC., a Delaware corporation ("Schick" or the "Company") and GREYSTONE FUNDING CORPORATION, a Virginia corporation ("Greystone") and its permitted designees (individually, a "Holder" and, collectively, the "Holders").

     WHEREAS, concurrently with the execution and delivery hereof, the Company, Schick Technologies, Inc., a New York Corporation ("Schick New York" and, together with Schick, the "Debtors") and Greystone are entering into a Loan Agreement of even date herewith (the "Loan Agreement"), pursuant to which Greystone has agreed, subject to the terms and conditions thereof, to extend a line of credit to Schick and Schick Delaware not to exceed $7,500,000 in principal amount outstanding at any time, with all loans and advances thereunder (the "Advances") and interest thereon to be evidenced by that certain line of credit promissory note of the Debtor of even date herewith in such maximum principal amount payable to the order of Greystone (the "Note"); and

     WHEREAS, in order to induce Greystone to make the Advances pursuant to the Loan Agreement and to be evidenced by the Note, Schick has agreed to issue to Greystone warrants (the "Warrants") to purchase shares of Schick Common Stock and to register the underlying shares of its common stock to be issued pursuant to the exercise of such warrants pursuant to the terms and conditions of this Agreement;

     The parties hereto agree as follows:

                                    ARTICLE 1

     Section 1.1 Definitions. Certain defined terms used herein and not otherwise defined shall have the meanings for such terms as used in the Loan Agreement. In addition, as used in this Agreement, the following capitalized terms have the following meanings:

     Exchange Act shall mean, as of any date, the Securities Exchange Act of 1934, as amended, or any similar federal statute then in effect, and a reference to a particular section thereof shall include a reference to the comparable section, if any, of any similar federal statute and the rules and regulations thereunder.

     Holders shall mean any Holder and his permitted transferee or assignee under the Loan Agreement.

     Public Offering shall mean a public offering and sale of equity securities of the Company or any successors thereto, pursuant to an effective registration statement under the Securities Act.

     Registrable Securities shall mean the Schick Common Stock issued pursuant to the exercise of the Warrants.

     As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of under such registration statement,
(ii) such securities shall have become eligible for resale pursuant to Rule 144(k) and any restrictive legend on certificates representing such securities shall have been removed, (iii) such securities shall have been otherwise transferred or disposed of, and (x) new certificates therefor not bearing a legend restricting further transfer shall have been delivered by the Company, and (y) subsequent transfer or disposition of them shall not require their registration or qualification under the Securities Act or any similar state law then in force or compliance with Rule 144, or (iv) such securities shall have ceased to be outstanding. The Registrable Securities held by a holder shall cease to be Registrable Securities if such Holder can immediately sell all Registrable Securities held by such Holder pursuant to Rule 144.

     Securities Act shall mean, as of any date, the Securities Act of 1933, as amended, or any similar federal statute then in effect, and in reference to a particular section thereof shall include a reference to the comparable section, if any, of any such similar federal statute and the rules and regulations thereunder.

     Shelf Registration  shall mean a registration  effected pursuant to Section
2.1 hereof.

     Shelf Registration Statement shall mean one or more registration statements of the Company pursuant to the provisions of Section 2.1 hereof filed with the Securities and Exchange Commission (the "SEC") which covers the Registrable Securities, provided that the Company may at its option file more than one registration statement so long as all Registrable Securities are included in at least one such registration statement, on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, amendments and supplements to such registration statement, including post-effective amendments, in each case including the prospectus contained therein, any prospectus supplement, all exhibits thereto and all material incorporated by reference therein.

                                    ARTICLE 2

                               Registration Rights

Section 2.1   Shelf Registration.

     (a) At any time or from time to time, upon the written request of Greystone, requesting that the Company effect a registration under the Securities Act of all or part of the Registrable Securities but in no event less than 3,000,000 shares of such Registrable Securities which specifies the intended method of disposition thereof, the Company shall subject to the terms of this agreement (i) file with the SEC a Shelf Registration Statement relating to the offer


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

and sale of the Registrable Securities and (ii) take all necessary and reasonable steps to cause such Shelf Registration Statements to be declared effective under the Securities Act; provided, however, that no Holder shall be entitled to have the Registrable Securities held by it covered by such Shelf Registrations unless such Holder is in compliance with Sections 2.4 and 2.5 hereof.

     (b) The Company shall (i) take all necessary and reasonable steps to keep any Shelf Registration Statement continuously effective in order to permit the prospectus forming a part thereof, and any requisite prospectus supplement, to be usable by the Holders until all (x) Registrable Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement or (y) the Securities registered on the Shelf Registration Statement cease to be Registrable Securities, and (ii) after the effectiveness of the Shelf Registration Statement, promptly upon the request of any Holder to take any action reasonably necessary, including the preparation and filing of any amendments to the Shelf Registration Statement and any prospectus supplement, to register the sale of any Registrable Securities of such Holder and to identify such Holder as a selling securityholder.

     (c) the Company shall use its best efforts to qualify for registration on Form S-3 or its successor form consistent with its obligations to become current in its SEC Reporting Requirements under Section 2.9.

Section 2.2 Registration Procedures.

     (a) In connection with any Shelf Registration Statement, the Company shall:

          (i) Prepare and file with the SEC a Shelf Registration Statement within 90 days after receipt of a written request of the Holder, provided that such written request is made no earlier than July 15, 2000 or such earlier date as the Company may become current win its SEC filings, on an appropriate form pursuant to Rule 415 of the Securities Act and which the Company is eligible to use, with respect to such Registrable Securities and cause such Shelf Registration Statement to become and remain effective as provided in Section 2.1.

          (ii) Prepare and timely file with the SEC such amendments (including post-effective amendments) and supplements to such Shelf Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Shelf Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Shelf Registration Statement in accordance with the intended methods of disposition by the Holder or Holders thereof set forth in such Shelf Registration Statement.

          (iii) Furnish to each Holder of such Registrable Securities covered by the Shelf Registration Statement, such number of copies of a prospectus, preliminary prospectus and/or prospectus supplement for delivery in conformity with the requirements of the Securities Act, and such other documents, as such person may reasonably request including an opinion of counsel for the Company and a comfort letter or agreed upon procedures letter if requested, in order to facilitate the public sale or other disposition of the Registrable Securities.

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

          (iv) Take all necessary and reasonable steps to register or qualify such Registrable Securities covered by such Shelf Registration Statement under such other securities or blue sky laws of such jurisdictions as each Holder shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition of the Registrable Securities owned by such Holder, in such jurisdictions, except that the Company shall not for any such purpose be required (A) to qualify to do business as a foreign corporation in any jurisdiction where, but for the requirements of this
     Section 2.2(a)(iv), it is not then so qualified, or (B) to subject itself to taxation in any such jurisdiction, or (C) to take any action which would subject it to general or unlimited service of process in any such jurisdiction where it is then so subject.

          (v) Take all necessary and reasonable steps to cause such Registrable Securities covered by such Shelf Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Holder or Holders thereof to consummate the disposition of such Registrable Securities.

          (vi) Immediately notify each Holder of Registrable Securities covered by such Shelf Registration Statement, if the Company becomes aware that the prospectus included in such Shelf Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and, at the request of any such Holder, deliver a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

          (vii) Make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Shelf Registration Statement as quickly as practicable.

          (viii) Otherwise comply with all applicable rules and regulations of the SEC and any state securities or "blue sky" administrators.

          (ix) List such Registrable Securities on any securities exchange on which any of the securities of the same class as the Registrable Securities are then listed.

          (x) Maintain a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement;

          (xi) Cooperate with the Holders of Registrable Securities being offered to facilitate the timely preparation and delivery of certificates for the Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates for the Registrable Securities to be in such denominations or amounts as the case may be, as the Holders may reasonably request and registered in such names as the Holders may request; and, within three (3) business days after a Registration Statement which includes Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to the Holders whose Registrable Securities are included in such Registration Statement) an appropriate instruction and opinion of such counsel; and

          (xii) Take all other reasonable actions necessary to expedite and facilitate disposition by the Holder of the Registrable Securities pursuant to the Registration Statement.

     (b) Each holder of Registrable Securities will, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.2(a)(vi), forthwith discontinue disposition of the Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.2(a)(vi).

Section 2.3 Limitations on Offerings by the Holders.

     If at any time the Company is engaged, or proposes to engage in a registered Public Offering, underwritten offering or merger, or is engaged or proposes to engage in any other activity or corporate event that, in the good faith determination of the Board of Directors of the Company (the "Board"), would be adversely affected by a Shelf Registration or the required disclosure in connection therewith to the material detriment of the Company or any affiliate thereof, then the Company may at its option direct that such offering under the Shelf Registration be delayed, suspended or postponed for a period not in excess of 90 days from the effective date of such offering (other than a registration on Form S-8 or Form S-3 relating to an employee benefit plan), or the date of commencement of such other material activity, as the case may be.

Section 2.4 Holders' Cooperation.

     (a) Holders of Registrable Securities desiring to sell in a Shelf Registration Statement will furnish to the Company such information as the Company may reasonably require from such Holder in connection with the Shelf Registration Statement (and the prospectus included therein). No Holder may participate in any offering unless such Holder (i) agrees to sell his Registrable Securities to be sold on the basis provided in any agreement governing the offering and (ii) completes and executes all questionnaires, indemnities, and other documents required in connection with the offering.

     (b) Failure of Holder to furnish the information and agreements described in this Agreement shall not affect the obligations of the Company under this Agreement to remaining Holders who do furnish such information and agreements unless, in the reasonable opinion of counsel to the Company, such failure impairs or may impair the viability of the offering or the legality of the registration or the underlying offering.

     (c) The Holders holding shares included in the registration will not (until further notice by the Company) effect sales thereof (or deliver a prospectus to any purchaser) after receipt of telegraphic or written notice from the Company to suspend sales to permit the Company to correct or update a registration statement or prospectus. At the end of the period during which the Company is obligated to keep the registration statement current and effective as described in Section 2.1(b)(i), the Holders holding shares of Registrable Securities included in the registration shall discontinue sales of shares pursuant to such registration statement upon receipt of notice from the Company of its intention to remove from registration the shares of Registrable Securities covered by such registration statement that remain unsold, and such Holders shall notify the Company of the number of such shares registered that remain unsold immediately upon receipt of such notice from the Company.

     In connection with any offering, each Holder who intends to sell Registrable Securities in the Shelf Registration Statement, will not use any offering document, offering circular or other offering materials with respect to the offer or sale of Registrable Securities, other than the prospectuses provided by the Company and any documents incorporated by reference therein.

Section 2.5 Expenses of Shelf Registration Statements.

     All expenses incurred in effecting a Shelf Registration Statement pursuant to Section 2.1 shall be borne by the Holders, except for those expenses which would necessarily be required to be paid by the Company regardless of whether or not any Shelf Registration Statement is filed or in effect, including for example, the cost of regular audits of the Company's financial statement which shall be borne by the Company. The costs to be borne by the Holder shall include, without limitation, Registration fees, printing expenses and expenses in compliance with Blue Sky laws.

Section 2.6 Piggyback Registration Rights.

     (a) If at any time or from time to time, the Company shall determine to register any of its securities, for its own account or the account of any of its stockholders, other than a registration relating solely to employee benefit plans, or a registration relating solely to an SEC Rule 145 transaction, a transaction relating solely to the sale of debt or convertible debt instruments or a registration on any form (other than Form S-1, S-2 or S-3, or their successor forms) which does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, the Company will:

          (i) give to the Holders written notice thereof as soon as practicable prior to filing the registration statement; and

          (ii) include in such registration and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within fifteen (15) days after receipt of such written notice from the Company by the Holder.

     (b) If the registration is for a registered Public Offering involving an underwriting, the Company shall so advise the Holder as a part of the written notice given pursuant to subsection 2.6(a)(i). In such event, the right of the Holder to registration pursuant to Section 2.6 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. Should the Holder propose to distribute his securities through such underwriting, he shall (together with the Company and the other Holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Section 2.6, if a managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the number of Registrable Securities to be included in the registration and underwriting. The Company shall so advise the Holder and the other Holders distributing their securities through such underwriting pursuant to piggyback registration rights similar to this Section 2.6, and the number of shares of Registrable Securities and other securities that may be included in the registration and underwriting shall be allocated among the Holder and other Holders in proportion, as nearly as practicable, to the respective percentage of the Company held by the Holder and other securities held by other Holders at the time of the filing of the registration statement assuming the exercise of all warrants held by Jeffrey Slovin and Greystone. If the Holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

     (c) All expenses for registrations pursuant to this Section 2.6, including, without limitation, printing expenses, expenses of compliance with blue sky laws, fees and disbursements of counsel for the Company and expenses of any audits incidental to or required by any such Registration Statement, shall be borne by the Company, except that (i) all expenses, fees and disbursements of any counsel retained by the Holders shall be borne entirely by such Holders, and
(ii) all registration and filing fees and all brokerage and selling commissions shall be borne by the Holders holding the securities registered pursuant to such Registration Statement, in pro rata fashion, according to the quantity of their securities so registered.

Section 2.7 Indemnification.

     (a) In the event of any registration of any securities of the Company under the Securities Act pursuant to this Agreement, the Company will, and it hereby agrees to, indemnify and hold harmless, to the extent permitted by law, each Holder of any Registrable Securities covered by such registration statement, its directors and officers or general and limited partners, as follows:


          (i) against any and all loss, liability, claim, damage or expense whatsoever arising out of or based upon an untrue statement or alleged untrue statement of a material fact contained in any registration statement
     (or  any  amendment  or  supplement   thereto),
     including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein not misleading;

          (ii) against any and all loss, liability, claim, damage and expense whatsoever to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

          (iii) against any and all expense reasonably incurred by them in connection with investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

provided, however, that this indemnity does not apply to any loss, liability, claim, damage or expense to the extent arising out of an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by or on behalf of any such Holder or to the extent such Holder fails to comply with
Section 2.2 (b). Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any such director, officer, general or limited partner, investment advisor or agent, or controlling person and shall survive the transfer of such securities by such Holder.

     (b) The Company may require, as a condition to including any Registrable Securities in any registration statement filed in accordance with this
Agreement, that the Company shall have received an undertaking reasonably satisfactory to it from the Holder of Registrable Securities, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 2.7(a)) the Company with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by such Holder. In that event, the obligations of the Company and such Holder pursuant to this Section 2.7 are to be several and not joint; provided, however, that with respect to each claim pursuant to this Section, the Company shall be liable for the full amount of such claim, and each such Holder's liability under this Section 2.7 shall be limited to an amount equal to the proceeds received by such Holder from the sale of Registrable Securities held by such Holder pursuant to this Agreement.

     (c) Promptly after receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding involving a claim referred to in this Section 2.7, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to such indemnifying party of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this
Section 2.7, except to the extent that the indemnifying party is actually prejudiced by such failure to give timely notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim (in which case the indemnifying party shall not be liable for the fees and expenses of more than one firm of counsel for a majority of the Holders of Registrable Securities in connection with any one action or separate but similar or related actions), the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similar notified, to the extent that it may wish with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnifying party in connection with the defense thereof.

Section 2.8 Contribution.

     In order to provide for just and equitable contribution in circumstances under which the indemnity contemplated by Section 2.7 is for any reason not available, the parties required to indemnify by the terms thereof shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company and any Holder of Registrable Securities, except to the extent that contribution is not permitted under Section 11(f) of the Securities Act. In determining the amounts which the respective parties shall contribute, there shall be considered the relative benefits received by each party from the offering of the Registrable Securities (taking into account the portion of the proceeds of the offering realized by each), the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission and any other equitable considerations appropriate under the circumstances. The Company and each Holder selling securities agree with each other that no seller of Registrable Securities shall be required to contribute any amount in excess of the amount such Holder would have been required to pay to an indemnified party if the indemnity under Section 2.7(b) were available.

Section 2.9 Rule 144.

     The Company covenants that by August 1, 2000, it will have filed all of the reports that were required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, including periodic reports under Section 13 or 15(d) of the Exchange Act (the "Reports") that have not been filed that it will take all reasonable and necessary steps to complete such Reports as quickly as possible to be considered "current" prior to August 1, 2000 and that it will timely file all Reports required thereafter. If at any time the Company ceases to be required to file such periodic reports, the Company will, upon the request of any Holder of Registrable Securities, make publicly available the information specified in paragraph (c) of Rule 144 under the Securities Act, and it will take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC. Without limitation to the foregoing, the Company shall, promptly upon the request of any Holder, deliver to such Holder a written statement as to whether it has complied with the requirements of Section 13 or 15(d) of the Exchange Act during the 12 months preceding such request. Each Holder may assign his rights under this Agreement to anyone to whom he sells, transfers or assigns any of the Registrable Securities so long as the new Holder is not and will not upon receipt of such Registrable Securities become an affiliate of the Company.

                                    ARTICLE 3

                                   Termination

Section 3.1 Certain Terminations.

     (a) The provisions of this Agreement shall terminate on the date which is ten (10) years from the date of this Agreement.

     (b) Notwithstanding the foregoing, this Agreement shall in any event terminate with respect to any Holder when such Holder no longer owns any Registrable Securities.

                                    ARTICLE 4

                                  Miscellaneous

Section 4.1 Successors and Assigns.

     The rights to have the Company register Registrable Securities pursuant to this Agreement shall be automatically assigned by the Holder to any transferee of all or any portion of such securities of Registrable Securities only if: (a) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee and (ii) the securities with respect to which such registration rights are being transferred or assigned, (c) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, and (d) at or before the time the Company received the written notice contemplated by clause (b) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein. In the event of any delay in filing the Registration Statement as a result of such assignment, the Company shall not be liable for any damages arising from such delay.

Section 4.2 Amendment and Modification; Waiver of Compliance; Conflicts.

     (a) This Agreement may be amended only by a written instrument duly executed by Greystone and Schick.

     (b) Except as otherwise provided in this Agreement, any failure of any of the parties to comply with any obligation, covenant, agreement or condition herein may be waived by the party entitled to the benefits thereof only by a written instrument signed by the party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

Section 4.3 Notices.

     Any notice, request, claim, demand, document and other communication hereunder to any party shall be effective upon receipt (or refusal of receipt) and shall be in writing and delivered personally or sent by telex or telecopy (with such telex or telecopy confirmed promptly in writing sent by first class mail), or first class mail, or other similar means of communication, as follows:

     All such communications shall be deemed to have been given, delivered or made when so delivered by hand or sent by telex (answer back received) or facsimile, or five business days after being so mailed.

Section 4.4 Headings.

     The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 4.5 LITIGATION.

     THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED, APPLIED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO ACKNOWLEDGES AND AGREES THAT IN THE EVENT OF ANY BREACH OF THIS AGREEMENT, THE NON-BREACHING PARTY WOULD BE IRREPARABLY HARMED AND COULD NOT BE MADE WHOLE BY MONETARY DAMAGES, AND THAT, IN ADDITION TO ANY OTHER REMEDY TO WHICH THEY MAY BE ENTITLED AT LAW OR IN EQUITY, THE PARTIES SHALL BE

ENTITLED TO SUCH EQUITABLE OR INJUNCTIVE RELIEF AS MAY BE APPROPRIATE. EACH PARTY AGREES THAT JURISDICTION AND VENUE WILL BE PROPER IN NEW YORK AND WAIVES ANY OBJECTIONS BASED UPON FORUM NON CONVENIENS. EACH PARTY WAIVES PERSONAL SERVICE OF PROCESS AND AGREES THAT A SUMMONS AND COMPLAINT COMMENCING AN ACTION OR PROCEEDING SHALL BE PROPERLY SERVED AND SHALL CONFER PERSONAL JURISDICTION IF SERVED BY REGISTERED OR CERTIFIED MAIL TO THE PARTY AT THE ADDRESS SET FORTH IN THIS AGREEMENT, OR AS OTHERWISE PROVIDED BY THE LAWS OF THE STATE OF NEW YORK OR THE UNITED STATES. THE CHOICE OF FORUM SET FORTH IN THIS SECTION 4.5 SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT OF ANY JUDGMENT OBTAINED IN ANY OTHER FORUM OR THE TAKING OF ANY ACTION UNDER THIS AGREEMENT TO ENFORCE SAME IN ANY OTHER APPROPRIATE JURISDICTION.

Section 4.6 No Strict Construction.

     The language used in this Agreement will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any person.

Section 4.7 Counterparts.

     This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed as of the date first above written.


                                                  SCHICK TECHNOLOGIES, INC.


                                                  ------------------------------
                                                  By: David Schick
                                                  Title: CEO


                                                  GREYSTONE FUNDING ORPORATION


                                                  ------------------------------
                                                  By:  Stephen Rosenberg
                                                  Title: President


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